                                                                       10-K 1998
                                                                  Exhibit 24 (a)

                                Power of Attorney

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.

------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman


/s/
------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director


Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (b)

                               Power of Attorney
                               -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.

/s/
------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director


Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (c)
                               Power of Attorney
                               -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director


/s/
------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director


Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (d)

                               Power of Attorney
                               -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer


/s/
------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director


Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (e)

                               Power of Attorney
                               -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director


/s/
------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director



Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (f)

                                Power of Attorney
                                -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director


/s/  Andre Levy-Lang
------------------------------------------                         ------------------------------------------
Director                                                           Yoshihiko Wakumoto
                                                                   Director



Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (g)

                                Power of Attorney
                                -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


                                                                    /s/
------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director



Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (h)

                               Power of Attorney
                               -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer


                                                                   /s/
------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director



Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (i)

                                Power of Attorney
                                -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.

------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman


                                                                   /s/
------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director



Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (j)

                                Power of Attorney
                                -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director


                                                                   /s/
------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director



Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (k)

                                Power of Attorney
                                -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director


                                                                   /s/
------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director



------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director



Date:         January 20, 1999
              ----------------------------

                                                                       10-K 1998
                                                                  Exhibit 24 (l)

                                Power of Attorney
                                -----------------

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the "Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for an in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1998, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


------------------------------------------                         ------------------------------------------
D. Euan Baird                                                      William T. McCormick, Jr.
Director                                                           Director
Chairman, President and Chief-
Executive Officer



------------------------------------------                         ------------------------------------------
Victor E. Grijalva                                                 Didier Primat
Director                                                           Director
Vice Chairman



------------------------------------------                         ------------------------------------------
Don E. Ackerman                                                    Nicolas Seydoux
Director                                                           Director



------------------------------------------                         ------------------------------------------
John Deutch                                                        Linda G. Stuntz
Director                                                           Director



------------------------------------------                         ------------------------------------------
Denys Henderson                                                    Sven Ullring
Director                                                           Director


                                                                   /s/
------------------------------------------                         ------------------------------------------
Andre Levy-Lang                                                    Yoshihiko Wakumoto
Director                                                           Director



Date:         January 20, 1999
              ----------------------------